CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 23, 2011           /s/ James A. Bowen
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                                   James A. Bowen, Chairman of the Board,
                                   President and Chief Executive Officer
                                   (principal executive officer)




I, Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 23, 2011           /s/ Mark R. Bradley
       ----------------------      ---------------------------------------------
                                   Mark R. Bradley, Treasurer, Chief Financial
                                   Officer and Chief Accounting Officer
                                   (principal financial officer)